UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2020
WATERSTONE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36271 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Exhibit #           Description

99.1                     Press Release of Waterstone Mortgage issueed January 14, 2020.

Item 7.01 Regulation FD Disclosure

On January 14, 2020, Waterstone Mortgage Corporation, which is a wholly owned subsidiary of WaterStone Bank SSB, which, in turn, is a wholly-owned subsidiary of Waterstone Financial, Inc. (NASDAQ: WSBF) issued a press release to announce that Waterstone Mortgage Corporation set an all-time company record for annual loan origination volume.  During the year ended December 31, 2019, Waterstone Mortgage Corporation originated approximately $2.99 billion of loans.

The information furnished pursuant to this Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: January 14, 2020	/s/ Mark R. Gerke
Name: Mark R. Gerke
Title: Chief Financial Officer